NATIONWIDE VARIABLE INSURANCE TRUST
NVIT AllianzGI International Growth Fund
NVIT AQR Large Cap Defensive Style Fund
NVIT BlackRock Equity Dividend Fund (formerly, BlackRock NVIT Equity Dividend Fund)
NVIT BNY Mellon Dynamic U.S. Core Fund (formerly, NVIT Mellon Dynamic U.S. Core Fund)
NVIT BNY Mellon Dynamic U.S. Equity Income Fund (formerly, NVIT Mellon Dynamic U.S. Equity Income Fund)
NVIT BNY Mellon Sustainable U.S. Equity Fund (formerly, NVIT Newton Sustainable U.S. Equity Fund)
NVIT Columbia Overseas Value
NVIT Emerging Markets Fund
NVIT International Equity Fund
NVIT Jacobs Levy Large Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund
NVIT Neuberger Berman Multi Cap Opportunities Fund (formerly, Neuberger Berman NVIT Multi Cap Opportunities Fund)
NVIT Real Estate Fund
NVIT Wells Fargo Discovery Fund

Supplement dated November 1, 2021
to the Prospectus dated April 30, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Wells Fargo Discovery Fund

At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on June 16, 2021, the Board approved a new subadvisory agreement with Allspring Global Investments, LLC (“Allspring”) (formerly, Wells Capital Management, Inc. (“WellsCap”)) for the NVIT Wells Fargo Discovery Fund, a series of the Trust (the “Fund”). The Board approved this agreement because WellsCap, the subadviser to the Fund, was acquired by a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). Upon the closing of the Transaction, a change in control of WellsCap occurred that caused WellsCap’s subadvisory agreement with the Trust to terminate. No changes to the Fund’s portfolio management team occurred as a result of the Transaction.

Effective immediately (except as otherwise noted in Item 1 below), the Prospectus is amended as follows:

1.	Effective December 6, 2021, the Fund is renamed the “NVIT Allspring Discovery Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

2.	All references to “Wells Capital Management, Inc. (“WellsCap”) are deleted and replaced with “Allspring Global Investments, LLC (“Allspring”).”

3.	The information relating to Wells Capital Management, Inc. under the heading “Fund Management – Subadvisers” on page 118 of the Prospectus is deleted in its entirety and replaced with the following:

ALLSPRING GLOBAL INVESTMENTS, LLC (“ALLSPRING”), located at 525 Market Street, San Francisco, CA 94105 is the subadviser to the NVIT Wells Fargo Discovery Fund. Allspring is indirectly owned by a holding company affiliated with private funds of GTCR LLC and of Reverence Capital Partners, L.P.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE